SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-5491	75-0759420
(Commission file Number )	(IRS Employer Identification No.)

2800 Post Oak Boulevard
Suite 5450
Houston, Texas 77056-6127
(Address of principal executive office, including zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated July 15, 2004

99.2	Rowan Companies, Inc. Offshore Rig Utilization for the Three Months Ended June 30, 2004

Item 9. Regulation FD Disclosure (information provided under Item 12 – Results of Operations and Financial Condition and Item 5 - Other Events and Regulation FD Disclosure).

The following information is disclosed pursuant to Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance provided in SEC Release No. 33-8216.

On July 15, 2004, Rowan Companies, Inc. issued a press release announcing its results for the second quarter of 2004. The press release is attached as Exhibit 99.1.

The following information is disclosed pursuant to Item 5 - Other Events and Regulation FD Disclosure.

      A schedule summarizing the Offshore Rig Utilization of Rowan Companies, Inc. for the second quarter of 2004 is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

Date: July 15, 2004	By:	/s/ E. E. THIELE
E. E. THIELE
Senior Vice President - Administration and Finance and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99.1	Press release of Rowan Companies, Inc. dated July 15, 2004

99.2	Rowan Companies, Inc. Offshore Rig Utilization for the Three Months Ended June 30, 2004